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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------

                                   Form 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date earliest event reported): February 25, 2000


                         AAMES FINANCIAL CORPORATION
           (Exact name of Registrant as Specified in Its Charter)


              Delaware                  0-19604              95-340340
    ----------------------------      ------------     -------------------
    (State or Other Jurisdiction      (Commission         (IRS Employer
         of Incorporation)            File Number)     Identification No.)


                     350 South Grand Avenue, 52nd Floor
                        Los Angeles, California 90071
                  (Address of Principal Executive Offices)


                              (323) 210-5000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                     NA
         ------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.      OTHER EVENTS

    Reference is made to the press release of Registrant issued on February 25, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    EXHIBITS

       99    Press release issued February 25, 2000.












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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAMES FINANCIAL CORPORATION

Dated: February 25, 2000                By:  /s/ Ralph W. Flick
                                            -------------------
                                             Ralph W. Flick
                                             Assistant Secretary













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                                EXHIBIT INDEX


Exhibit No.             Description of Exhibit
-----------             ----------------------

    99                  Press release issued February 25, 2000.
















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